UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 15, 2004

Corrpro Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-12282	34-1422570

(Commission File Number)	(IRS Employer Identification No.)

1090 Enterprise Drive
Medina, Ohio	44256

(Address of Principal Executive Offices)	(Zip Code)

(330) 723-5082

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE

Item 8.01. Other Events.

     By vote of the holder of the Series B Cumulative Redeemable Voting Preferred Stock of the Registrant taken by written consent in lieu of a meeting convened for such purposes, Thomas P. Briggs was elected as a director of the Registrant on September 15, 2004. The Registrant expects that Mr. Briggs will serve on the Registrant’s Audit Committee.

     The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated September 20, 2004, THOMAS P. BRIGGS JOINS CORRPRO COMPANIES, INC.’S BOARD OF DIRECTORS.

* * * * *

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRPRO COMPANIES, INC.

Date: September 21, 2004
	By:	/s/ John D. Moran

	Name:	John D. Moran
	Title:	Senior Vice President